 Exhibit 99.2

United Community Banks, Inc. First Quarter 2014 Investor Presentation

2 Cautionary Statement This investor presentation may contain forward - looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment . These statements are based on current expectations and are provided to assist in the understanding of future financial performance . Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . For a discussion of some of the risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to United Community Banks, Inc . ’s filings with the Securities and Exchange Commission, including its 2013 Annual Report on Form 10 - K and its most recent quarterly report on Form 10 - Q under the sections entitled “Forward - Looking Statements” . Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements . Non - GAAP Measures This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . Such non - GAAP financial measures include the following : core fee revenue, core operating expense, core earnings, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk - weighted assets . The most comparable GAAP measures to these measures are : fee revenue, operating expense, net income (loss), and equity to assets . Management uses these non - GAAP financial measures because we believe they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance . Management believes these non - GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods . These non - GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies . For a reconciliation of the differences between our non - GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non - GAAP Reconcilement Tables’ at the end of the Appendix to this presentation .

3 United at a Glance Founded in 1950 Third - largest bank holding company headquartered in Georgia with 1,488 employees Key Statistics as of 3/31/14 (in billions) Assets Deposits Loans $7.40 $6.25 $4.36 Deposit Market Share (1) Market Offices Deposit Market Share Rank No. Georgia 22 34% 1 Atlanta MSA 36 4 6 Gainesville 5 12 4 Coastal Georgia 8 4 7 W. North Carolina 19 13 3 E. Tennessee 8 2 8 (1) FDIC deposit market share and rank as of June 30, 2013 for markets where United takes deposits. Source: SNL and FDIC. Excludes 3 Loan Production Offices in Georgia and Tennessee and one newly formed bank in Greenville, SC.

4 Footprint Savannah Nashville Greenville Asheville Atlanta Chattanooga Raleigh Charlotte Charleston Myrtle Beach Knoxville Current Footprint Blairsville Headquartered in Blairsville, Georgia with 102 locations in: Georgia; North Carolina; South Carolina; and Tennessee

5 Business and Operating Model Service is Point of Differentiation #1 in Customer Satisfaction according to Customer Service Profiles Nationally recognized customer service by well regarded market research companies Golden rule of banking – treating people the way we want to be treated “The Bank that SERVICE Built SM ” Customer surveys consistently reveal 95%+ satisfaction rate Local CEOs with deep roots in their communities Resources of a $7.4 billion bank Operates in a number of the more demographically attractive U.S. markets Organic growth supported by de novos and selective acquisitions Twenty - eight “community banks” Strategic footprint with substantial banking opportunities Disciplined growth strategy “Community bank service, large bank resources”

6 Highlights First Quarter 2014 IMPROVING QUARTERLY RESULTS 1Q14 1Q13 Net Income $15.4M $11.8M EPS $.25 $.15 ROA .85% .70% ROCE 8.64% 8.51% Solid Improvement in Credit Quality from One Year Ago Credit costs decline substantially: Provision of $2.5 million vs. $11.0 million Net charge - offs decline to .38% of total loans vs. 1.21% NPAs declined to .42 % of total assets vs. 1.65 % Allowance 1.73% of total loans vs. 2.52% Operating Efficiencies Strengthen in 2014 Efficiency ratio of 59.0%; significantly down from 65.0% a year ago FDIC costs and professional fees decline from both linked quarter and year ago Continued focus on reducing costs and improving fee revenue

7 Highlights First Quarter 2014 (Compared to a year ago) Solid Capital Ratios and Improved Debt Position Redeemed all preferred stock of $ 197 million in fourth and first quarters without issuing common stock Tier I Common to Risk Weighted Assets of 10.0%; Tangible Common to RWAs of 13.6% Tier 1 Risk Based Capital of 11.1% and Tier I Leverage of 8.0% Core Fee Revenue Challenges Lower mortgage volume and fees Offset partially by higher brokerage, interchange and service charge fees Loan Growth of 4% from a year ago Net loan growth this quarter of $27 million, or 2% annualized Driven by commercial and consumer products Continued Strong Core Transaction Deposit Growth Up $135 million in the fourth quarter or 16% annualized Up $278 million from year ago or 8% Represents 62% of total customer deposits compared to 34% at the end of 2008

8 2014 Goals Strong local leadership and senior management Funding advantage in legacy markets Consistent and attractive culture Class leading customer satisfaction Maximize employee retention HOW? LEVERAGE OUR STRENGTHS Continue to invest in and improve commercial and retail capabilities Diversify portfolio – focus on C&I; owner occupied; specialized lending for healthcare, corporate, asset based and SBA; and, con sumer lending Momentum building across footprint Invest in people; strengthen commercial and specialized lending group and markets Grow loans in mid - to - high single digits Improve retail and small business bank Grow sales – better / diversified product design, merchandising and campaign execution Streamline deliver processes that focus on how we serve our customers Increase core transaction deposits in the mid - single digits Grow net interest revenue modestly (slight margin compression through the year) Lower credit costs and trends continue at or below current levels Grow fee revenue modestly (despite weaker mortgage fees) Lower operating expenses driven by non - personnel costs

8 2014 Goals Community bank service with large bank resources Strong local leadership and senior management Funding advantage in legacy markets Consistent and attractive culture Class leading customer satisfaction HOW? LEVERAGE OUR STRENGTHS Continue to invest in and improve commercial and retail capabilities Diversify portfolio – focus on C&I; owner occupied; specialized lending for healthcare, corporate, asset based and SBA; and, con sumer lending Momentum building across footprint Invest in people; strengthen commercial and specialized lending group and markets Grow loans in mid - to - high single digits Improve retail and small business bank Grow sales – better / diversified product design, merchandising and campaign execution Streamline deliver processes that focus on how we serve our customers Increase core transaction deposits in the mid - single digits Grow net interest revenue modestly (slight margin compression through the year) Lower credit costs and trends continue at or below current levels Grow fee revenue modestly (despite weaker mortgage fees) Lower operating expenses driven by non - personnel costs

FINANCIAL REVIEW

7 Highlights First Quarter 2014 (Compared to a year ago) Solid Capital Ratios and Improved Debt Position Redeemed all preferred stock of $197 million in fourth and first quarters without issuing common stock Tier I Common to Risk Weighted Assets of 10.0%; Tangible Common to RWAs of 13.6% Tier 1 Risk Based Capital of 11.1% and Tier I Leverage of 8.0% Core Fee Revenue Challenges Lower mortgage volume and fees Offset partially by higher brokerage, interchange and service charge fees Loan Growth of 4% Net loan growth this quarter of $27 million, or 2% annualized Driven by commercial and consumer products Continued Strong Core Transaction Deposit Growth Up $135 million in the fourth quarter or 16% annualized Up $278 million from year ago or 8% Represents 62% of total customer deposits compared to 34% at the end of 2008

12 Core Operating Expenses (1) Includes foreclosed property costs, severance, and gains and losses on deferred compensation plan liabilities. $ in thousands 1Q14 4Q13 1Q13 Salaries & Employee Benefits 24,211$ (376)$ 1,156$ Communications & Equipment 3,239 (175) 193 Occupancy 3,378 (357) 11 FDIC Assessment 1,353 (451) (1,152) Advertising & Public Relations 626 (155) (312) Postage, Printing & Supplies 776 (106) (87) Professional Fees 1,427 (675) (939) Other Expense 3,739 (149) (1,021) Core Operating Expenses 38,749 (2,444) (2,151) Non-Core (1) 301 (120) (2,569) Reported GAAP 39,050$ (2,564)$ (4,720)$ Efficiency Ratio 59.1% (1.0) % (5.9) % Variance - Increase / (Decrease)

13 Key Drivers of Net Interest Revenue / Margin Net Interest Revenue 1Q growth impacted by: Net loan growth Higher securities yield Offset partially by loan pricing competition Two fewer days vs. 4Q $ in millions KEY DRIVERS OF NIR NET INTEREST REVENUE & MARGIN Loan / Securities Pricing Deposit Pricing (excl. brokered) Loan Yields Securities Yields Avg Rate on Int Bearing Dep’s • CD pricing reflects the quarter - average new and renewed yield • MMDA / NOW pricing reflects the deposit yield for each quarter CDs MMDA NOW

14 Net Income $ in thousands NET OPERATING INCOME 1Q14 4Q13 1Q14 Core Earnings (Pre-Tax, Pre-Credit) 27,350$ (555)$ 1,058$ Provision for Loan Loss 2,500 (500) (8,500) NON-CORE FEE REVENUE: Securities Gains (Losses) 217 147 101 Gains (Losses) on Deferred Compensation Plan Assets 29 (201) (148) Total Non-Core Fee Revenue 246 (54) (47) NON-CORE OPERATING EXPENSES: Foreclosed Property Write Downs 277 (49) (764) Foreclosed Property (Gains) Losses on Sales (521) 240 (626) Forclosed Property Maintenance Expenses 360 (266) (827) Severance Costs 156 156 (204) Gains (Losses) on Deferred Comp Plan Liability 29 (201) (148) Total Non-Core Operating Expenses 301 (120) (2,569) Income Tax Expense 9,395 522 8,445 Net Income 15,400$ (511)$ 3,635$ Preferred Stock Dividends 439 (2,473) (2,613) Net Income Avail to Common Shareholders 14,961$ 1,962$ 6,248$ Net Income Per Share .25$ .03$ .10$ Tangible Book Value 11.63$ .37$ 4.87$ Return on Assets .85% (.01) % .15 % Return on Common Equity 8.64 1.12 .13 Variance - Increase / (Decrease) 60.1 M Shares Outstanding Quarterly Net Income $ in millions 1Q14 $15.4 4Q13 15.9 3Q13 15.5 2Q13 230.0 1Q13 11.8

15 Customer Deposit Mix & Core Growth $ in thousands Time >$100M 9% Demand & NOW 36% Deposits by % / Customer Mix Public Funds 15% Time <$100M 14% MMDA & Sav 26% Time >$100M 22% Demand & NOW 23% Public Funds 14% Time <$100M 31% MMDA & Sav 10% 1Q14 $5.8B 62%* 2Q08 $6.2B 34%* 1Q14 4Q13 1Q13 4Q08 Demand / NOW 2,073$ 1,969$ 1,894$ 1,457$ MMDA / Savings 1,499 1,468 1,400 630 Core Transaction 3,572 3,437 3,294 2,087 Time < $100,000 828 888 1,014 1,945 Public Deposits 804 863 701 755 Total Core 5,204 5,188 5,009 4,787 Time >$100,000 539 557 653 1,336 Public Deposits 34 32 32 87 Total Customer 5,777 5,777 5,694 6,210 Brokered Deposits 471 425 332 793 Total Deposits 6,248$ 6,202$ 6,026$ 7,003$ Total Deposit Mix Core Deposit Growth – Category & Market CATEGORY 1Q14 MARKET 1Q14 Demand 96$ Atlanta 60$ MM Accounts 11 N. Georgia 46 Savings 20 North Carolina (1) NOW 8 Coastal Georgia 15 Total Categories 135$ Tennessee 2 Gainesville 11 Growth (Annualized) 16 % South Carolina 2 135$ Growth Growth *% of core transaction customer deposits Significant growth in core transaction deposits since 4Q08

16 Capital Ratios Holding Company Well- Cap 1Q14 4Q13 3Q13 2Q13 1Q13 Tier I RBC 6% 11.1% 12.7% 14.2% 13.7% 14.3 % Total RBC 10 12.3 14.0 15.5 15.2 15.9 Leverage 5 8.0 9.1 10.0 9.8 9.7 Tier 1 Common RBC 10.0 9.3 9.0 8.5 8.9 Tangible Common to Assets 9.2 9.0 9.0 6.3 5.7 Tangible Equity to Assets 9.5 11.6 11.8 9.1 8.5 Bank Well- Cap 1Q14 4Q13 3Q13 2Q13 1Q13 Tier 1 RBC 6% 12.6% 13.5% 14.5% 14.2% 14.7 % Total RBC 10 13.9 14.8 15.7 15.5 16.0 Leverage 5 9.1 9.6 10.2 10.1 10.0

LOAN PORTFOLIO & CREDIT QUALITY

18 Loan Portfolio (total $4.36 billion) Diversifying Portfolio Geographic Diversity Residential Mortgage 30% $1.31 Period $ in Billions 1Q14 $4.356 4Q13 $4.329 3Q13 $4.267 2Q13 $4.189 1Q13 $4.194 By Loan Type 1Q11 $4.194 1Q14 $4.356 Reduced concentrations of A&D and Investor RE loans 6% 6% 10% 13% 27% 30% Total Loans Loan Diversification & Type • Reducing land exposure • Focus on small business, C&I, and specialized lending • Enhanced retail products 3% 5% $ in billions

19 New Loans Funded and Advances (1) $ in millions CATEGORY 1Q14 1Q13 1Q14 1Q13 Commercial C & I 74.7$ 40.1$ Atlanta 86.1$ 90.7$ Owner Occupied CRE 48.9 57.9 Coastal Georgia 31.1 18.1 Income Producing CRE 41.1 14.5 N. Georgia 41.3 66.1 Commercial Constr. 1.9 1.6 North Carolina 16.9 32.2 Total Commercial 166.6 114.1 Tennessee 9.6 21.7 Residential Mortgage 15.2 56.1 Gainesville 8.9 26.1 Residential HELOC 30.1 40.4 South Carolina 60.3 - Residential Construction 29.6 30.0 Other (Indirect Auto) 33.3 19.6 Consumer 46.0 33.9 Total Markets 287.5$ 274.5$ Total Categories 287.5$ 274.5$ New Loans Funded and Advances MARKET (1) Represents new loans funded and net loan advances (net of payments on lines of credit)

20 Commercial Loans (total $2.41 billion) $ in billions Geographic Diversity Income Producing 26% $.62B C & I 21% $.50B 5% 7% 7% 13% 23% 40% Average Loan Size Type $ in Thousands Owner Occup’d $630 Income Prod 748 C & I 138 Comm Constr 524 By Loan Type 5%

21 Retail (total $1.63 billion) Geographic Diversity Home Equity LOC 27% $.447B Avg loan size $56 thousand 0% 7% 8% 16% 20% 32% By Loan Type Mortgage 53% $.867B Avg loan size $101 thousand 4% 13% $ in billions Success with new portfolio products and HELOCs Conservative underwriting 62.7% of HE Primary Lien

22 Residential Construction (total $318 million) $ in millions Geographic Diversity Raw 12% $37 Lot 50% $159 3% 4% 5% 21% 22% 45% By Loan Type Developing 12% $37 1Q14 4Q13 3Q13 2Q13 1Q13 1Q14 vs. 1Q13 TOTAL COMPANY Land Loans Developing 37$ 39$ 40$ 42$ 57$ (20)$ Raw 37 38 35 36 42 (5) Lot 159 166 167 173 188 (29) Total 233 243 242 251 287 (54) Construction Loans Spec 19 23 30 34 40 (21) Sold 66 62 46 47 45 21 Total 85 85 76 81 85 - Total 318$ 328$ 318$ 332$ 372$ (54)$

23 Credit Quality $ in millions 1Q14 4Q13 3Q13 2Q13 1Q13 Net Charge-offs 4.0$ 4.4$ 4.5$ 72.4$ 12.4$ as % of Average Loans .38% .41% .42% 6.87% 1.21 % Allowance for Loan Losses 75.2$ 76.8$ 80.4$ 81.8$ 105.8$ as % of Total Loans 1.73% 1.77% 1.88% 1.95% 2.52 % as % of NPLs 301 286 308 294 110 Past Due Loans (30 - 89 Days) .40% .58% .45% .49% .66% Non-Performing Loans 25.2$ 26.8$ 26.1$ 27.9$ 96.0$ OREO 5.6 4.2 4.5 3.9 16.7 Total NPAs 30.8 31.0 30.6 31.8 112.7 Performing Classified Loans 164.2 172.7 173.6 176.3 271.7 Total Classified Assets 195.0$ 203.7$ 204.2$ 208.1$ 384.4$ as % of Tier 1 / Allowance 27% 27% 26% 27% 49 % Accruing TDRs (see page 26) 77.9$ 78.7$ 79.8$ 77.8$ 126.0$ As % of Original Principal Balance Non-Performing Loans 65.8% 65.3% 61.6% 62.6% 66.3 % OREO 53.9 44.5 41.5 31.6 45.0 Total NPAs as % of Total Assets .42 .42 .42 .44 1.65 as % of Loans & OREO .71 .72 .72 .76 2.68

24 Non - Performing Loans (NPLs) Inflow Trends $ in millions Quarterly NPL Inflows Total NPLs

25 Performing Classified Loans $ in millions 1Q13 2Q13 3Q13 4Q13 1Q14 Commercial: Commercial & Industrial 20$ 11$ 10$ 9$ 8$ Owner Occupied 71 43 40 43 48 Total C & I 91 54 50 52 56 Income Producing CRE 57 36 36 34 37 Commercial Construction 18 16 17 17 5 Total Commercial 166 106 103 104 98 Residential Mortgage 64 51 53 52 51 Residential Construction 38 17 16 14 13 Consumer / Installment 3 2 2 3 2 Total Performing Classified 271$ 176$ 174$ 173$ 164$ Classified to Tier 1 + ALL 49% 27% 26% 27% 27% By Category

26 TDRs $ in millions LOAN TYPE 1Q14 vs. 1Q13 1Q14 vs. 1Q13 1Q14 vs. 1Q13 Commercial (Sec by RE) 38.9$ 65.7$ 2.1$ 9.0$ 41.0$ 74.7$ Commercial & Industrial 3.2 8.6 .1 .2 3.3 8.8 Commercial Construction 11.5 15.8 .1 16.8 11.6 32.6 Total Commercial 53.6 90.1 2.3 26.0 55.9 116.1 Residential Mortgage 16.6 16.8 3.6 2.2 20.2 19.0 Residential Construction 7.4 18.9 2.1 4.5 9.5 23.4 Consumer Installment .3 .2 - .1 .3 .3 Total 77.9$ 126.0$ 8.0$ 32.8$ 85.9$ 158.8$ Accruing (1) Non-Accruing Total TDRs Accruing TDRs TDR credit quality improving Accruing TDR past due 30 – 89 days = 1.3% 42% of accruing TDRs are pass credits (1) 61.02 percent of accruing TDR loans have an interest rate of 4 percent or greater

27 Net Charge - offs by Category & Market $ in thousands NET CHARGE-OFFS BY CATEGORY Total % of Avg Loans 4Q13 3Q13 2Q13 1Q13 Commercial (Sec. by RE): Owner Occupied 278$ .10% .57% .58% 5.85% .69 % Income Producing 205 .13 .21 .14 5.45 1.99 Total Comm (Sec. by RE) 483 .11 .44 .49 5.70 1.18 Commercial & Industrial 421 .35 (.13) .12 13.91 1.34 Commercial Construction - - (.02) .39 17.53 (.01) Total Commercial 904 .15 .30 .36 7.96 1.14 - 2.52 Residential Mortgage 1,515 .70 .64 .31 2.52 .79 Home Equity LOC 993 .93 .38 .37 1.04 .53 Residential Construction 212 .27 .40 1.31 20.91 3.22 Consumer/ Installment 415 .54 .62 .28 .10 1.35 Total Net Charge-offs 4,039$ .38 .41 .42 6.87 1.21 NET CHARGE-OFFS BY MARKET North Georgia 1,272$ .42% .51% .66% 17.20% 1.45 % Atlanta MSA 1,232 .39 .20 .33 3.21 1.07 North Carolina 577 .41 .76 .49 1.36 1.59 Coastal Georgia 512 .49 .33 .14 .49 .85 Gainesville MSA 141 .22 .54 .15 .19 .67 East Tennessee 239 .35 .46 .51 1.01 .98 South Carolina / Corporate - - - - - - Other (Indirect Auto) 66 .14 .20 .17 .24 .39 1Q14 % of Average Loans (Annualized)

NPAs by Loan Category & Market

$ in thousands

1Q14	NPLs		OREO		Total NPAs	
LOAN CATEGORY						
Commercial (sec. by RE):						
Owner Occupied	$	3,868	$	1,167	$	5,035
Income Producing		1,278		1,645		2,923
Commercial & Industrial		822		-		822
Commercial Construction		479		-		479
Total Commercial		**6,447**		**2,812**		**9,259**
Residential Mortgage		13,307		2,146		15,453
HELOC		1,106		362		1,468
Residential Construction		3,805		274		4,079
Consumer/ Installment		585		-		585
Total	**$**	**25,250**	**$**	**5,594**	**$**	**30,844**
MARKET						
Gainesville	$	1,145	$	-	$	1,145
Coastal Georgia		800		1,607		2,407
East Tennessee		1,428		159		1,587
North Carolina		6,501		866		7,367
Atlanta MSA		2,916		904		3,820
North Georgia		12,166		2,058		14,224
Indirect Auto		294		-		294

1Q13	NPLs		OREO		Total NPAs	
LOAN CATEGORY						
Commercial (sec. by RE):						
Owner Occupied	$	8,142	$	4,750	$	12,892
Income Producing		9,162		834		9,996
Commercial & Industrial		29,545		-		29,545
Commercial Construction		22,359		3,027		25,386
Total Commercial		**69,208**		**8,611**		**77,819**
Residential Mortgage		10,901		3,463		14,364
HELOC		916		-		916
Residential Construction		14,592		4,660		19,252
Consumer/ Installment		389		-		389
Total	**$**	**96,006**	**$**	**16,734**	**$**	**112,740**
MARKET						
Gainesville	$	911	$	370	$	1,281
Coastal Georgia		3,523		1,449		4,972
East Tennessee		2,463		2,242		4,705
North Carolina		8,519		2,533		11,052
Atlanta MSA		17,380		3,524		20,904
North Georgia		63,210		6,616		69,826

Non Performing Assets


$150
$100
$50
$0
$112.7
*NPAs to total assets – .42% / Allowance to loans at 1.73%
$31.8
$30.6
$31.0
$30.8
1Q13
2Q13
3Q13
4Q13
1Q14
Non-Performing Loans
Foreclosed Properties (OREO)

United Community Banks

28

APPENDIX

30 Experienced Proven Leadership Jimmy C. Tallent President & CEO Joined 1984 H. Lynn Harton Chief Operating Officer Joined 2012 Rex S. Schuette EVP & CFO Joined 2001 David P. Shearrow EVP & CRO Joined 2007 Bill M. Gilbert Director of Banking Joined 2000 Timothy K. Schools Chief Strategy Officer Joined 2011 • Over 40 years in banking • Led company from $42 million in assets in 1989 to $7.4 billion today • Trustee of Young Harris College • Georgia Power Company Board Member • GA Economic Developers Association Spirit of Georgia Award recipient • Over 31 years in banking • Responsible for overall operations • Former Consultant and Special Assistant to the CEO and EVP of Commercial Banking for TD Bank Financial Group; and President & CEO of The South Financial Group • Over 36 years in banking • Responsible for accounting, finance and reporting activities, M&A, and investor relations • Former CAO and Controller for State Street Corporation • Former ABA Accounting Committee Chairman • Over 31 years in banking • Responsible for Risk Management and Credit Risk Administration; Chairman of Risk Management Committee; also responsible for credit underwriting, review, policy and special assets • Former EVP & SCO for SunTrust Banks • Over 36 years in banking • Responsible for 28 community banks with 102 branch offices • Formerly of Riegel Textile Credit Union; President of Farmers and Merchants Bank • Former Georgia Board of Natural Resources Board Chairman • Over 21 years in financial services and banking • Responsible for strategic planning and implementation • Former President of American Savings Bank; and CFO & CRO of The South Financial Group

Market Share Opportunities & Demographics

EXCELLENT GROWTH OPPORTUNITIES

Markets	Market Deposits (in billions)[1]	Deposits (in billions)[2,3]	Banks	Offices[3]	Deposit Share[1]	Rank[1]
North Georgia	$ 6.4	$ 2.2	11	22	34 %	1
Western North Carolina	10.9	.9	1	20	8	3
Gainesville MSA	2.7	.3	1	5	12	4
Atlanta MSA	54.4	2.2	10	36	4	7
Coastal Georgia	7.0	.3	2	8	4	7
East Tennessee	15.6	.3	2	8	2	8
Total Markets	$ 97.0	$ 6.2	27	99		

[1] FDIC deposit market share and rank as of 6/13 for markets where United takes deposits. Data Source: SNL and FDIC.
[2] Based on current quarter.
[3] Excludes four loan production offices and full service banking office in Greenville, SC.

FAST GROWING MARKETS

Markets[1]	Population (in thousands)	Population Growth (%) Actual 2010 - 2013	Population Growth (%) Projected 2013 - 2018
Atlanta, GA MSA	5,421	3 %	6 %
East Tennessee	874	2	4
Greenville-Mauldin-Easley, SC MSA	850	3	5
Western North Carolina	449	3	3
Coastal Georgia	393	3	6
North Georgia	389	2	2
Gainesville, GA MSA	184	2	5
Total Markets			
Georgia	9,918	2	5
North Carolina	9,827	3	5
Tennessee	6,494	2	4
South Carolina	4,773	3	5
United States	314,468	2	4

[1] *Population data is for 2013 and includes those markets where United takes deposits.*

Data Source: SNL

"**Character** cannot be developed in ease and quiet. Only through **experience of trial and suffering** can the soul be strengthened, vision cleared, ambition inspired, and **success achieved.**"

-Helen Keller

United Community Banks.
31

32 LOANS / DEPOSITS WHOLESALE BORROWINGS Liquidity 1Q14 4Q13 1Q13 vs 1Q13 Loans 4,356$ 4,329$ 4,194$ 27$ 162$ Core (DDA, MMDA, Savings) 3,572$ 3,437$ 3,294$ 135$ 278$ Public Funds 838 895 732 (57) 106 CD's 1,367 1,445 1,668 (78) (301) Total Deposits (excl Brokered) 5,777$ 5,777$ 5,694$ -$ 83$ Loan to Deposit Ratio 75% 75% 74% Investment Securities: Available for Sale -Fixed 947$ 881$ 1,193$ 66$ (246)$ -Floating 889 951 716 (62) 173 Held to Maturity -Fixed 460 473 211 (13) 249 -Floating 6 7 21 (1) (15) Total Investment Securities 2,302 2,312 2,141 (10) 161 Floating as % of Total Securities 39% 41% 34% vs 4Q13 Variance Unused Capacity 1Q14 4Q13 1Q13 vs 4Q13 vs 1Q13 Wholesale Borrowings Brokered Deposits 1,368$ (1) 470$ 425$ 332$ 45$ 138$ FHLB 959 50 120 - (70) 50 Holding Company LOC 10 40 40 40 Fed Funds 651 30 - - 30 30 Other Wholesale - 53 53 52 - 1 Total 2,988$ 643$ 598$ 384$ 45$ 259$ Long-Term Debt Senior Debt 75$ 75$ 35$ -$ 40$ Sub-Debt - - 35 - (35) Trust Preferred Securities 55 55 55 - - Total Long-Term Debt 130$ 130$ 125$ -$ 5$ Variance $ in millions (1) Estimated brokered deposit total capacity at 25% of assets

33 Business Mix – Deposits (at quarter - end) 1Q14 vs. DEPOSITS BY CATEGORY 1Q14 4Q13 3Q13 2Q13 1Q13 1Q13 Demand & Now 2,073$ 1,969$ 1,979$ 1,916$ 1,894$ 179$ MMDA & Savings 1,499 1,468 1,437 1,406 1,401 98 Core Transaction Deposits 3,572 3,437 3,416 3,322 3,295 277 Time < $100,000 828 888 920 977 1,014 (186) Time ≥ $100,000 < $250,000 427 443 473 512 528 (101) Public Deposits 804 863 734 674 700 104 Total Core Deposits 5,631 5,631 5,543 5,485 5,537 94 Time ≥ $250,000 112 114 120 120 125 (13) Public Deposits 34 32 31 32 32 2 Total Customer Deposits 5,777 5,777 5,694 5,637 5,694 83 Brokered Deposits 471 425 419 375 332 139 Total Deposits 6,248$ 6,202$ 6,113$ 6,012$ 6,026$ 222$ $ in millions

34 Core Transaction Deposits 4Q13 South Carolina 99.0% 99.0 % Gainesville MSA 71.0 70.2 Coastal GA 69.6 67.9 East TN 65.9 63.6 North Carolina 64.2 63.5 Atlanta MSA 65.0 61.6 North Georgia 52.7 50.4 Total 61.8% 59.5% 1Q14 Core Transactions / Total Deposits $ in millions

35 Lending & Credit Environment Regional Credit Review – Standard Underwriting • House Lending Limit $ 25 • Project Lending Limit 15 • Top 25 Relationships 343.8 PROACTIVELY ADDRESSING CREDIT ENVIRONMENT STRUCTURE PROCESS • Continuous external loan review • Internal loan review of new credit relationships • Intensive executive management involvement POLICY • Ongoing enhancements to credit policy • Periodic updates to portfolio limits • Centralized underwriting and approval process • Segregated work - out teams • Highly skilled ORE disposition group • Seasoned regional credit professionals x Weekly past due meetings x Weekly NPA/ORE meetings x Quarterly criticized watch loan review meetings x Quarterly pass commercial and CRE portfolio review meetings $ in millions

Commercial Construction & Real Estate

$ in millions

COMMERCIAL CONSTRUCTION

	31-Mar-14	
	Amount	Percent
Land Develop - Vacant (Improved)	$ 54	38 %
Raw Land - Vacant (Unimproved)	30	21
Commercial Land Development	16	11
Multi-Residential	13	9
Churches	8	6
Retail Building	7	5
Mfg Facility	3	2
Office Buildings	2	1
Warehouse	2	1
Carwash	2	1
Other Properties	11	5
Total Commercial Construction	$ 148	

Average Loan Size ($ in thousands)

- Commercial Construction $394
- Commercial RE:
  - Composite CRE 471
  - Owner Occupied 434
  - Income Producing 617

Commercial RE Characteristics

- 64.7% owner occupied
- Small business, doctors, dentists, attorneys, CPAs
- $15 million project limit

COMMERCIAL REAL ESTATE

	31-Mar-14			
	Owner Occupied	Income Producing	Total	Percent
Office Buildings	$ 308.8	$ 169.2	$ 478.0	27.1 %
Retail Building	100.7	149.0	249.7	14.1
Warehouse	124.6	58.0	182.6	10.3
Churches	139.9	-	139.9	7.9
Other Properties	94.9	37.1	132.0	7.5
Convenience Stores	88.4	17.6	106.0	6.0
Hotels / Motels	-	75.6	75.6	4.3
Restaurants/Franchise Fast Food	36.1	25.5	61.6	3.5
Mfg Facility	50.0	5.5	55.5	3.1
Farmland	52.0	-	52.0	2.9
Multi-Resi Properties	-	51.5	51.5	2.9
Leasehold Property	17.0	14.1	31.1	1.8
Golf Course/Country Club	25.7	-	25.7	1.5
Automotive Dealership	17.8	7.0	24.8	1.4
Automotive Service	18.1	.1	18.2	1.0
Daycare Facility	9.9	8.2	18.1	1.0
Funeral Home	14.5	.6	15.1	.9
Carwash	14.9	-	14.9	.8
Assisted Living / Nursing Home	9.6	-	9.6	.5
Marina	7.3	-	7.3	.4
Mobile Home Parks	-	5.0	5.0	.3
Movie Theaters/Bowling/Rec	4.7	-	4.7	.3
Other Small Business	6.8	-	6.8	.4
Total Commercial Real Estate	$ 1,141.7	$ 624.0	$ 1,765.7	

United Community Banks

36

Loans by Business Mix and Region

$ in millions

	1Q14	4Q13	3Q13	2Q13	1Q13	1Q14 vs. 1Q13
QUARTERLY LOANS - BUSINESS MIX BY CATEGORY						
Commercial:						
Comm & Indus	$ 495	$ 472	$ 457	$ 437	$ 454	$ 41
Owner Occ'd	1,142	1,134	1,129	1,119	1,130	12
Total C & I	1,637	1,606	1,586	1,556	1,584	53
Income Prod CRE	624	623	614	629	674	(50)
Comm Constr	148	149	137	133	152	(4)
Total Comm	2,409	2,378	2,337	2,318	2,410	(1)
Resi Mortgage	1,313	1,316	1,309	1,278	1,246	67
Resi Constr	318	328	318	332	372	(54)
Consum / Install	316	307	303	261	166	150
Total Loans	$ 4,356	$ 4,329	$ 4,267	$ 4,189	$ 4,194	$ 162

	2013	2012	2011	2010	2009
ANNUAL LOANS - BUSINESS MIX BY CATEGORY					
Commercial:					
Comm & Indus	$ 472	$ 458	$ 428	$ 441	$ 390
Owner Occ'd	1,134	1,131	1,112	980	963
Total C & I	1,606	1,589	1,540	1,421	1,353
Income Prod CRE	623	682	710	781	816
Comm Constr	149	155	164	297	363
Total Comm	2,378	2,426	2,414	2,499	2,532
Resi Mortgage	1,316	1,214	1,135	1,279	1,427
Resi Constr	328	382	448	695	1,050
Consum / Install	307	153	113	131	142
Total Loans	$ 4,329	$ 4,175	$ 4,110	$ 4,604	$ 5,151

	1Q14	4Q13	3Q13	2Q13	1Q13	1Q14 vs. 1Q13
QUARTERLY LOANS - BY REGION						
North Georgia	$ 1,205	$ 1,240	$ 1,262	$ 1,265	$ 1,363	$ (158)
Atlanta MSA	1,290	1,275	1,246	1,227	1,262	28
North Carolina	563	572	575	576	575	(12)
Coastal Georgia	425	423	421	397	398	27
Gainesville MSA	262	255	253	256	259	3
East Tennessee	272	280	277	282	282	(10)
South Carolina	131	88	47	34	-	131
Other (Ind. Auto)	208	196	186	152	55	153
Total Loans	$ 4,356	$ 4,329	$ 4,267	$ 4,189	$ 4,194	$ 162

	2013	2012	2011	2010	2009
ANNUAL LOANS - BY REGION					
North Georgia	$ 1,240	$ 1,364	$ 1,426	$ 1,689	$ 1,884
Atlanta MSA	1,275	1,250	1,220	1,310	1,435
North Carolina	572	579	597	702	772
Coastal Georgia	423	400	346	335	405
Gainesville MSA	255	261	265	312	390
East Tennessee	280	283	256	256	265
South Carolina	88	-	-	-	-
Other (Ind. Auto)	196	38	-	-	-
Total Loans	$ 4,329	$ 4,175	$ 4,110	$ 4,604	$ 5,151

United Community Banks.
37

Non-GAAP Reconciliation Tables

$ in millions

	Operating Earnings to GAAP Earnings Reconciliation				
	1Q14	4Q13	3Q13	2Q13	1Q13
CORE FEE REVENUE					
Core fee revenue	$ 11,930	$ 13,219	$ 13,966	$ 14,063	$ 12,618
Securities gains, net	217	70	-	-	116
Gains from sales of low income housing tax credits	-	-	-	468	-
BOLI death benefit gain	-	-	86	1,366	-
Mark to market on deferred compensation plan assets	29	230	173	46	177
Fee revenue (GAAP)	**$ 12,176**	**$ 13,519**	**$ 14,225**	**$ 15,943**	**$ 12,911**
CORE OPERATING EXPENSE					
Core operating expense	$ 38,749	$ 41,193	$ 39,325	$ 42,067	$ 40,900
Foreclosed property expense	116	191	194	5,151	2,333
Severance	156	-	405	1,559	360
Mark to market on deferred compensation plan liability	29	230	173	46	177
Operating expense (GAAP)	**$ 39,050**	**$ 41,614**	**$ 40,097**	**$ 48,823**	**$ 43,770**
TANGIBLE COMMON EQUITY AND TANGIBLE EQUITY TO TANGIBLE ASSETS					
Tangible common equity to tangible assets	9.22 %	8.99 %	9.02 %	6.30 %	5.66 %
Effect of preferred equity	.28	2.60	2.74	2.83	2.87
Tangible equity to tangible assets	9.50	11.59	11.76	9.13	8.53
Effect of goodwill and other intangibles	.02	.03	.04	.06	.07
Equity to assets (GAAP)	9.52 %	11.62 %	11.80 %	9.19 %	8.60 %
TANGIBLE COMMON EQUITY TO RISK-WEIGHTED ASSETS					
Tangible common equity to risk-weighted assets	13.57 %	13.17 %	13.34 %	13.16 %	8.45 %
Effect of preferred equity	-	2.38	4.01	4.11	4.22
Tangible equity to risk weighted assets	**13.57**	**15.55**	**17.35**	**17.27**	**12.67**
Effect of deferred tax limitation	(3.91)	(4.25)	(4.72)	(4.99)	-
Effect of other comprehensive income	.36	.39	.49	.29	.49
Effect of trust preferred	1.03	1.04	1.09	1.11	1.15
Tier I capital ratio (Regulatory)	**11.05 %**	**12.73 %**	**14.21 %**	**13.68 %**	**14.31 %**

United Community Banks.

38